UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 7, 2006



                        Defense Technology Systems, Inc.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                      1-9263                   11-2816128
--------------------------   ------------------------      --------------------
(State of Incorporation or   (Commission File Number)       (I.R.S. Employer
      Organization)                                        Identification No.)

          275K Marcus Blvd.
         Hauppauge, New York                               11788
------------------------------------------        -----------------------------
  (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code: (631) 951-4000


-----------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 - Termination of Material Definitive Agreement

     The previously announced Definitive Agreement and Plan of Merger between Defense Technology Systems, Inc. (the "Company"), Skylynx Communications, Inc., and Digital Computer Integration Corporation ("DCI") has been terminated without consummation.

     The Company presently has no plans to further pursue a possible sale of DCI.







                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  March 12, 2006
                                      DEFENSE TECHNOLOGY SYSTEMS, INC.

                                      By: /s/ Philip J. Rauch
                                          ------------------------------------
                                          Philip J. Rauch
                                          Chief Financial Officer